CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life Flexible Premium Variable Annuity Account (“Registration Statement”) of our reports dated April 4, 2019, relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 7, 2019, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiary, which appears in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
August 1, 2019

Appendix A

• Prudential Government Money Market Portfolio	• AST J.P. Morgan International Equity Portfolio	• AST Bond Portfolio 2022
• Prudential Diversified Bond Portfolio	• AST Templeton Global Bond Portfolio	• AST Quantitative Modeling Portfolio
• Prudential Equity Portfolio (Class I)	• AST Wellington Management Hedged Equity Portfolio	• AST BlackRock Global Strategies Portfolio
• Prudential Flexible Managed Portfolio	• AST Capital Growth Asset Allocation Portfolio	• Wells Fargo VT Opportunity Fund (Class 1)
• Prudential Conservative Balanced Portfolio	• AST Academic Strategies Asset Allocation Portfolio	• AST Prudential Core Bond Portfolio
• Prudential Value Portfolio (Class I)	• AST Balanced Asset Allocation Portfolio	• AST Bond Portfolio 2023
• Prudential High Yield Bond Portfolio	• AST Preservation Asset Allocation Portfolio	• AST New Discovery Asset Allocation Portfolio
• Prudential Natural Resources Portfolio (Class I)	• AST Fidelity Institutional AM℠ Quantitative Portfolio	• AST Western Asset Emerging Markets Debt Portfolio
• Prudential Stock Index Portfolio	• AST Prudential Growth Allocation Portfolio	• AST MFS Large-Cap Value Portfolio
• Prudential Global Portfolio	• AST Advanced Strategies Portfolio	• AST Bond Portfolio 2024
• Prudential Jennison Portfolio (Class I)	• AST T. Rowe Price Large-Cap Growth Portfolio	• AST AQR Emerging Markets Equity Portfolio
• Prudential Small Capitalization Stock Portfolio	• AST Government Money Market Portfolio	• AST ClearBridge Dividend Growth Portfolio
• T. Rowe Price International Stock Portfolio	• AST Small-Cap Growth Portfolio	• AST Multi-Sector Fixed Income Portfolio
• T. Rowe Price Equity Income Portfolio (Equity Income Class)	• AST BlackRock/Loomis Sayles Bond Portfolio	• AST AQR Large-Cap Portfolio
• Invesco V.I. Core Equity Fund (Series I)	• AST International Value Portfolio	• AST QMA Large-Cap Portfolio
• Janus Henderson VIT Research Portfolio (Institutional Shares)	• AST International Growth Portfolio	• AST Bond Portfolio 2025
• Janus Henderson VIT Overseas Portfolio (Institutional Shares)	• AST Investment Grade Bond Portfolio	• AST T. Rowe Price Growth Opportunities Portfolio
• MFS® Research Series (Initial Class)	• AST Western Asset Core Plus Bond Portfolio	• AST Goldman Sachs Global Growth Allocation Portfolio
• MFS® Growth Series (Initial Class)	• AST Bond Portfolio 2018	• AST T. Rowe Price Diversified Real Growth Portfolio
• American Century VP Value Fund (Class I)	• AST Bond Portfolio 2019	• AST Prudential Flexible Multi-Strategy Portfolio
• Franklin Small-Mid Cap Growth VIP Fund (Class 2)	• AST Global Real Estate Portfolio	• AST BlackRock Multi-Asset Income Portfolio
• Prudential Jennison 20/20 Focus Portfolio (Class I)	• AST Parametric Emerging Markets Equity Portfolio	• AST Franklin Templeton K2 Global Absolute Return Portfolio
• Davis Value Portfolio	• AST Goldman Sachs Small-Cap Value Portfolio	• AST Managed Equity Portfolio
• AB VPS Large Cap Growth Portfolio (Class B)	• AST RCM World Trends Portfolio	• AST Managed Fixed Income Portfolio
• Prudential SP Small Cap Value Portfolio (Class I)	• AST J.P. Morgan Global Thematic Portfolio	• AST FQ Absolute Return Currency Portfolio
• Janus Henderson VIT Research Portfolio (Service Shares)	• AST Goldman Sachs Multi-Asset Portfolio	• AST Jennison Global Infrastructure Portfolio
• SP Prudential U.S. Emerging Growth Portfolio (Class I)	• ProFund VP Consumer Services	• AST PIMCO Dynamic Bond Portfolio
• Prudential SP International Growth Portfolio (Class I)	• ProFund VP Consumer Goods	• AST Legg Mason Diversified Growth Portfolio
• AST Goldman Sachs Large-Cap Value Portfolio	• ProFund VP Financials	• AST Bond Portfolio 2026

• AST Cohen & Steers Realty Portfolio	• ProFund VP Health Care	• AST AB Global Bond Portfolio
• AST J.P. Morgan Strategic Opportunities Portfolio	• ProFund VP Industrials	• AST Goldman Sachs Global Income Portfolio
• AST T. Rowe Price Large-Cap Value Portfolio	• ProFund VP Mid-Cap Growth	• AST Morgan Stanley Multi-Asset Portfolio
• AST High Yield Portfolio	• ProFund VP Mid-Cap Value	• AST Wellington Management Global Bond Portfolio
• AST Small-Cap Growth Opportunities Portfolio	• ProFund VP Real Estate	• AST Neuberger Berman Long/Short Portfolio
• AST WEDGE Capital Mid-Cap Value Portfolio	• ProFund VP Small-Cap Growth	• AST Wellington Management Real Total Return Portfolio
• AST Small-Cap Value Portfolio	• ProFund VP Small-Cap Value	• AST QMA International Core Equity Portfolio
• AST Goldman Sachs Mid-Cap Growth Portfolio	• ProFund VP Telecommunications	• AST Managed Alternatives Portfolio
• AST Hotchkis & Wiley Large-Cap Value Portfolio	• ProFund VP Utilities	• AST Emerging Managers Diversified Portfolio
• AST Lord Abbett Core Fixed Income Portfolio	• ProFund VP Large-Cap Growth	• AST Columbia Adaptive Risk Allocation Portfolio
• AST Loomis Sayles Large-Cap Growth Portfolio	• ProFund VP Large-Cap Value	• Blackrock Global Allocation V.I. Fund (Class III)
• AST MFS Growth Portfolio	• AST Jennison Large-Cap Growth Portfolio	• JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
• AST Neuberger Berman/LSV Mid-Cap Value Portfolio	• AST Bond Portfolio 2020	• AST Bond Portfolio 2027
• AST BlackRock Low Duration Bond Portfolio	• AST Bond Portfolio 2017	• NVIT Emerging Markets Fund (Class D)
• AST QMA US Equity Alpha Portfolio	• AST Bond Portfolio 2021	• AST Bond Portfolio 2028
• AST T. Rowe Price Natural Resources Portfolio	• Wells Fargo VT International Equity Fund (Class 1)	• AST Bond Portfolio 2029
• AST T. Rowe Price Asset Allocation Portfolio	• Wells Fargo VT Omega Growth Fund (Class 1)	• AST American Funds Growth Allocation Portfolio
• AST MFS Global Equity Portfolio	• Wells Fargo VT Small Cap Growth Fund (Class 1)